UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

Supertex, Inc.

(Name of Registrant as Specified In Its Charter) Microchip Technology Incorporated

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Filed by Microchip Technology Incorporated
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Supertex, Inc.
Commission File No.: 000-012718

Microchip Technology Incorporated plans to use the following materials in one or more presentations to the employees of Supertex, Inc. (Supertex) in connection with Microchip's acquisition of Supertex. Such materials may also be made available to such employees in electronic or paper form.

Presented by: Steve Sanghi Chief Executive Officer

2  Cautionary Statement: Statements about the expected timing, completion, benefits and effects of the proposed transaction, and other statements in this presentation that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and Supertex’s existing relationships with customers and vendors and their operating results and businesses; the costs and outcome of any litigation involving Microchip, Supertex or the acquisition transaction; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in SEC reports including filings on Forms 10-K, 10-Q and 8-K. You can obtain copies of such Forms 10-K, 10-Q and 8-K and other relevant documents for free, as applicable, at Microchip’s website (www.microchip.com) , at Supertex’s website (www.supertex.com), the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.  Additional Information and Where to Find It Supertex intends to file a proxy statement in connection with the acquisition transaction. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, Supertex and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Supertex in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2013. Additional information regarding the directors and executive officers of Supertex is also included in Supertex’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 2, 2013. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

3 Welcome to Microchip!!!

4  Leading semiconductor provider of:  High-performance, field-programmable, 8-, 16- & 32- bit Microcontrollers  Analog & Interface products  Wi-Fi, RF, USB, Ethernet products  Automotive Information Systems products  Related Memory products  Flash-IP Solutions  Over $1.9B in sales run rate  More than 8000 employees  Headquartered near Phoenix in Chandler, AZ Corporate Overview “The Silicon Desert”

5 Annual Net Sales Growth $ Mi ll io n • 93 consecutive quarters of profitability * * Run rate based on results for the 9 months ended December 31st, 2013

6 Global Development Centers Lausanne, Switzerland Budapest, Hungary Bucharest, Romania Bangalore & Chennai, India Brisbane, Australia Shanghai, China Hsinchu, Taiwan Manila, Philippines Bangkok, Thailand Santa Clara & Los Angeles, California Chandler, Arizona Milwaukee, Wisconsin Norristown, Pennsylvania Hauppauge, New York Austin, Texas Karlsruhe, Germany Gothenburg, Sweden

7 Worldwide Microcontroller Market Share (Dollars) Based on dollar shipment volume 2003-2012, Source: Gartner and Microchip 2003 2008 2009 2010 2011 2012 No. Rank Rank Rank Rank Rank Rank 1 Renesas Renesas Renesas Renesas Renesas Renesas 2 Motorola NEC NEC Freescale Freescale Freescale 3 NEC Freescale Freescale Samsung TI Infineon 4 Matsushita Infineon Samsung Microchip Microchip Microchip 5 Infineon Samsung Microchip Atmel ST-Micro ST-Micro 6 Fujitsu Microchip TI TI Atmel TI 7 Toshiba ST-Micro Infineon Infineon Infineon Atmel 8 Microchip TI ST-Micro ST-Micro Fujitsu NXP 9 Samsung Fujitsu Fujitsu Fujitsu Toshiba Fujitsu 10 ST-Micro NXP NXP NXP Samsung Samsung 11 Atmel Toshina Atmel Toshiba NXP Toshiba 12 TI Atmel Toshiba Denso Denso Cypress 13 Sanyo Panasonic Panasonic Cypress Sony Denso 14 Philips Denso Denso Panasonic Panasonic Panasonic 15 Intel Sony Cypress Sony Cypress Sony 16 Sony Cypress Sony Datang JSC Sitronics Si Labs 17 Micronas Intel Datang JSC Sitronics Datang CEC Huada 18 Oki Micronas Intel Si-Labs Intel MELFAS 19 Sunplus Winbond Si-Labs Intel Huahong JSC 20 Winbond Si-Labs Rohm Si Labs INSIDE

8 Total MCU (8/16/32) Market Share % %

9 Analog Yearly Revenue (k$) $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 FY 02 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14FQ3 YTD FQ3 YTD

10 Microchip Analog Product Portfolio Growth 73 87 98 132 199 261 299 343 377 408 450 473 497 532 644 718 776 1068 1139 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1000 1050 1100 1150 1200 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

11 Microchip’s Stand-Alone Analog Customer Growth (6 month rolling) All Time Record Customer Growth

MICROCHIP

Analog and Interface Products

THERMAL MANAGEMENT

- Temperature Sensors
- Fan Control and Hardware Management

LINEAR

- Single Supply CMOS Op Amps
- Comparators
- RF Power Amplifiers, PGA, SGA

MOTOR DRIVER ICs

- Stepper and DC/ 3Φ Brushless DC

POWER MANAGEMENT

- Linear Regulators
- Switching Regulators
- Digitally-Enhanced & PWM Controllers
- Charge Pump DC/DC Converters
- Battery Management
- USB Port Power Controller/ Power Delivery
- System Supervisors Voltage Detectors
- Power MOSFET Drivers
- High-Speed Power MOSFETs

MIXED SIGNAL

- Delta-Sigma A/D Converters
- SAR A/D Converters
- Energy Measurement ICs
- Current/DC Power Measurement ICs
- Dual Slope/Display A/D Converters
- D/A Converters
- Digital Potentiometers
- V/F and F/V Converters
- Voltage References

INTERFACE/ CONNECTIVITY

- CAN/LIN
- USB Hubs/PHYs/ Switches
- Ethernet Controller/ Switches/Bridges/PHYs
- Wireless
- Real Time Clock/Calendar
- I/O Expanders

SAFETY AND SECURITY

- Smoke Detector ICs
- Piezoelectric Horn Drivers

12

13 Our Analog & Memory Enables Providing Complete Solutions RF Transmit/Receive IR Communications Power Drivers Motors Drivers Digital Peripherals - PWM - RTCC Encryption (Keeloq® ICs) Speech Co-Processing LED Drivers LCD Drivers Amplifiers Sensors Filters Serial SRAM A/D Microcontrollers D/A Precision Voltage Reference Bus Communication - CAN bus - USB Power Management - Regulators - Supervisory Power High Voltage I/Os Non-volatile Memory Digital Pot Transceivers - RS232/485 - CAN bus - USB Piezoelectric Horn Drivers Smoke Detector ICs

14 SAM Expansion Focus Areas • eXtreme Low Power • Infotainment in Cars • Touch Sense • Touch Screen • Advanced Graphics • USB Interface • Ethernet Connectivity • Wireless Connectivity • Advanced Analog • AC/DC Power Supplies • Wireless Audio • Computing Embedded Controllers • Motor Control • Digital Power Supplies • Energy Efficient Lighting • Energy Harvesting and Monitoring • Made for iPod and iPhone • Medical Solutions

15 Compelling Strategic Rationale  Adds proprietary high voltage (50V to 1000V) analog and mixed signal products to our portfolio  Adds high voltage process technologies and know how that will enable new solutions for our current businesses  Expands our footprint in the long life cycle Medical and Industrial market segments  Expands our position in fast growing LED and general lighting applications  Microchip’s strong manufacturing and sales channel strengths can extend the reach of Supertex’s solutions into new applications and markets  Adds strong patent portfolio to Microchip IP portfolio

16 Next Steps  Microchip and Supertex executives will work towards completing the acquisition expeditiously.  We expect to close transaction in CQ2, 2014.  We will form an integration team consisting of employees from both companies who will outline the integration strategy in areas of IT, HR, finance, legal, operations, product lines and sales.

17 Worldwide Manufacturing Bangkok, Thailand Test and Assembly Arizona, USA Corporate Headquarters and Fab 2 Oregon, USA Fab 4

18 Some Answers in the HR area  Your vested stock options will be cashed out at $33 stock price.  Your unvested stock options will be assumed by Microchip adjusted for the exchange ratio.  # of options = Current number of options x $33/MCHP stock price  Option price= Current option price x MCHP stock price/$33  The vesting schedule will remain the same  Supertex’s ESPP will be terminated and employees can join Microchip’s ESPP  Microchip’s International ESPP plan is similar to Supertex’s plan, but has a more favorable 15% discount than the 5% discount under the Supertex plan

19 Microchip Community Awards 2011 Microchip Again Wins Alfred P. Sloan Award for Workplace Flexibility For Fifth Consecutive Year, Company Receives National Recognition for Business Practices Microchip Technology has been selected as one of Arizona's “100 Best” Companies! 2011 Dec 2010 Microchip Named Phoenix Business Journal’s “Best Place to Work” for Fourth Straight Year Bay Area News Top Workplaces Program 2012

20 Microchip Summary  Leading provider of embedded control solutions  Leadership position shaped by our vision, unique culture and guiding values  Dedicated to the success of our customers, investors and employees  Excited to have Supertex join the team!

Thank You!